UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
September 7, 2006

Asbury Automotive Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

5511	01-0609375
(Commission File Number)	(IRS Employer Identification No.)

622 Third Avenue, 37th Floor, New York, NY	10017
(Address of principal executive offices)	(Zip Code)

(212) 885-2500
(Registrant’s telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01  Regulation FD Disclosure.

The attached financial data incorporated herein by reference as Exhibit 99.1 and filed on this Form 8-K is being provided by the registrant to update the registrant’s consolidated financial statements and supplementary data included in Item 8 of the registrant’s Annual Report on Form 10-K for the year ended December 31, 2005 for the status of discontinued operations as of June 30, 2006.

Item 9.01  Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description

23.1	Consent of Independent Registered Public Accounting Firm.
99.1	Consolidated Financial Statements and Supplementary Data for the fiscal year ended December 31, 2005.
99.2	Controls and Procedures and Management Report on Internal Control over Financial Reporting.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASBURY AUTOMOTIVE GROUP, INC.

Date: September 6, 2006	By:	/s/ Kenneth B. Gilman
	Name:	Kenneth B. Gilman
	Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of Independent Registered Public Accounting Firm.
99.1	Consolidated Financial Statements and Supplementary Data for the fiscal year ended December 31, 2005.
99.2	Controls and Procedures and Management Report on Internal Control over Financial Reporting.